SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2006

PDI, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Saddle River Executive Centre 1 Route 17 South Saddle River, NJ 07458
(Address of principal executive office)
Registrant’s telephone number, including area code: (201) 258-8450
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 1, 2006, PDI, Inc. issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2006. The full text of the press release is set forth as Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1 Press Release dated May 1, 2006

* * * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.

By: /s/ Larry Ellberger
------------------------------------
Larry Ellberger, Interim Chief Executive Officer

Date: May 2, 2006

EXHIBIT INDEX

Exhibit 99.1 Press Release dated May 1, 2006